UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8560 Main Street, Suite 4, Williamsville, New York	14221
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value	XXII	NYSE American

Item 5.02(e):	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2019, the shareholders of 22nd Century Group, Inc. (the “Company”) approved the 22nd Century Group, Inc. 2014 Omnibus Incentive Plan as amended and restated (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan by 5,000,000 shares. The Plan was filed as Appendix A to the Company’s definitive proxy statement filed March 22, 2019 and the terms thereof are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2019, the Company held an annual meeting of its shareholders to vote on the following proposals:

Proposal One: To elect two Class II directors, Dr. Joseph Dunn and Nora B. Sullivan, to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified. In accordance with the voting results listed below, each of the nominees were elected to serve as directors.

Nominee	For	Withheld	Broker Non-Votes
Dr. Joseph Dunn	21,314,622	7,968,946	64,885,937
Nora B. Sullivan	21,449,537	7,834,031	64,885,937

Proposal Two: To approve an advisory resolution on executive compensation for fiscal year 2018. In accordance with the voting results listed below, the Company’s executive compensation for fiscal year 2018 has been approved.

For	Against	Abstain	Broker Non-Votes
23,368,494	5,592,215	322,859	64,885,937

Proposal Three: To determine whether an advisory vote on executive compensation will occur every 1, 2 or 3 years. In accordance with the voting results listed below, the Company will conduct an advisory vote on executive compensation every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
20,745,743	757,094	6,004,463	1,776,268	64,885,937

Proposal Four: To approve the Plan to increase the number of shares of common stock authorized for issuance under that plan by 5,000,000 shares. In accordance with the voting results listed below, the Plan has been approved.

For	Against	Abstain	Broker Non-Votes
24,174,340	4,679,100	430,128	64,885,937

Proposal Five: The audit committee of the Board of Directors selected the accounting firm of Freed Maxick CPAs, P.C. to serve as the Company’s independent registered certified public accounting firm for the year 2019. The audit committee directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, Freed Maxick CPAs, P.C. will serve as the independent registered certified public accountants for the Company for the year 2019.

For	Against	Abstain
72,496,595	20,607,583	1,065,327

Item 9.01(d):	Financial Statements and Exhibits.

Exhibit 10.1	22nd Century Group, Inc. 2014 Omnibus Incentive Plan, as amended and restated (incorporated by reference from Appendix A to the Company’s definitive proxy statement filed March 22, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Thomas L. James, Esq.
Date: May 7, 2019	Thomas L. James, Esq.
Vice President, General Counsel and Secretary